Sub-Advisory Agreementbetween Nomura Asset Management U.S.A. Inc. and Nomura Asset Management Co., Ltd. is incorporated by reference to Exhibit (d)(3) of Post-Effective Amendment No. 36 to the Registration Statement as filed with the SEC on December 23, 2008 (SEC Accession No. 0001193125-08-259599).